UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: February 16, 2006

                              X-RITE, INCORPORATED

             (Exact name of registrant as specified in its charter)

    Michigan                       000-14800                      38-1737300
(State or other                   (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification no.)
 incorporation)

          3100 44th Street S.W.
           Grandville, Michigan                                    49418
 (Address of principal executive office)                         (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 534-7663


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Check the  appropriate  box below if the Form 8-K is intended to  simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  14e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02       Results of Operations and Financial Conditions

On February 16, 2006, X-Rite, Incorporated issued a press release announcing results for its fourth quarter and year-ended December 31, 2005. A copy of the news release is to this Form 8-K.


Item 9.01       Financial Statements and Exhibits.
                ----------------------------------

                Exhibits

                     99.1  -  Press Release dated February 16, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated:  February 16, 2006              X-RITE, INCORPORATED


                                       By: /s/ Mary E. Chowning
                                          --------------------------------------
                                            Mary E. Chowning
                                            Chief Financial Officer